UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue

New York, New York 10016

(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ Stock Market

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTN	NASDAQ Stock Market

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTM	NASDAQ Stock Market

6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTL	NASDAQ Stock Market

7.000% Series G Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTZ	NASDAQ Stock Market

9.125% Senior Notes due 2029	NYMTI	NASDAQ Stock Market

9.125% Senior Notes due 2030	NYMTG	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Preferred Stock ATM Program

On June 13, 2025, New York Mortgage Trust, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with JonesTrading Institutional Services LLC, as sales agent (the “Agent”), pursuant to which the Company may sell, from time to time, (i) shares of the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series D Preferred Stock”), (ii) shares of the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series E Preferred Stock”), (iii) shares of the Company’s 6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation value $25.00 per share, par value $0.01 per share (the “Series F Preferred Stock”), and (iv) shares of the Company’s 7.000% Series G Cumulative Redeemable Preferred Stock, liquidation value $25.00 per share, par value $0.01 per share (the “Series G Preferred Stock” and, together with the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, the “Offered Securities”), having a maximum aggregate gross sales price of up to $50,000,000.

Pursuant to the Equity Distribution Agreement, the Offered Securities may be offered and sold from time to time through the Agent in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the Nasdaq Global Select Market or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in privately negotiated transactions (including block sales) or by any other method permitted by law. Under the terms of the Equity Distribution Agreement, the Company may also sell the Offered Securities to the Agent as principal for its own account at a price agreed upon at the time of sale. If the Company sells the Offered Securities to the Agent as principal, the Company will enter into a separate terms agreement with the Agent. Under the Equity Distribution Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Offered Securities sold through the Agent pursuant to the terms of the Equity Distribution Agreement. The Company has no obligation to sell, and the Agent has no obligation to buy or sell, any of the Offered Securities under the Equity Distribution Agreement and the Company may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Company expects to use the net proceeds from the sales of the Offered Securities for general corporate purposes, which may include, among other things, acquiring its targeted assets and various other types of mortgage-, residential housing- and credit-related assets that the Company may target from time to time, and general working capital purposes.

The Offered Securities will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-281046). The Company filed a prospectus supplement, dated June 13, 2025, to the prospectus, dated August 5, 2024, with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of the Offered Securities.

The Equity Distribution Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the Equity Distribution Agreement filed herewith as an exhibit to this Current Report on Form 8-K.

In connection with the filing of the Equity Distribution Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Supplemental Indenture

On June 12, 2025, the Company and UMB Bank National Association, as trustee, entered into the first supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of April 27, 2021 (the “Indenture”), governing the Company’s 5.75% Senior Notes due 2026 (the “Notes”).

The Company entered into the Supplemental Indenture following receipt of the requisite consents from holders of at least a majority of the aggregate outstanding principal amount of the Notes pursuant to its previously announced consent solicitation (the “Consent Solicitation”). The Consent Solicitation expired at 5:00 p.m., New York City time, on June 12, 2025.

The Supplemental Indenture amends the Indenture to revise the first sentence of Section 1013 of the Indenture to provide that the Company will not permit the Net Debt to Equity Ratio (as defined in the Indenture) as of the last day of each fiscal quarter of the Company to be greater than 8.00 to 1.00.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Consent Solicitation was made solely pursuant to the Consent Solicitation Statement, dated June 2, 2025, and the terms and conditions stated therein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
1. 1†	Equity Distribution Agreement, dated June 13, 2025, by and between the Company and JonesTrading Institutional Services LLC.

4.1†	Supplemental Indenture, dated as of June 12, 2025, between New York Mortgage Trust, Inc. and UMB Bank National Association, as trustee.

5.1†	Opinion of Venable LLP regarding legality of the Offered Securities.

8.1†	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

†       Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: June 13, 2025	By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer

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